UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

December 8, 2011

Black Raven Energy, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-32471	20-0563497
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1331 Seventeenth Street, Suite 350, Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

(303) 308-1330

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.            ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 8, 2011, Black Raven Energy, Inc. (“BRE” or the “Company”)  purchased the remaining 20% working interest in 18,760 gross acres of oil and gas properties in the Adena Field in Morgan County, Colorado (the “Properties”) for a purchase price of $1.7 million, subject to adjustments for production after the July 1, 2011 effective date and other matters. The Company previously had purchased an 80% working interest in the Adena Field in July 2011. The Properties consist of an existing waterflood in the J Sand, and a conventional oil field in the D Sand.  In addition, there is a gas cap in the J Sand that may be produced in the future. The Company operates the Properties. The Company has entered into an agreement with a strategic partner that will provide geological, engineering, and management services associated with this project and will earn 30% of the Company’s 100% working interest after payout of all costs, including acquisition and financing costs.  In connection with its financing for the Properties, the Company conveyed to its lenders overriding royalty interests equal to 3% of 8/8ths in the Properties and agreed to convey overriding royalty interests in certain additional oil and gas properties acquired by the Company during the term of the agreement with its lenders.

ITEM 2.01.            COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On December 8, 2011, the Company closed on the acquisition of the remaining 20% working interest in the Properties. The information in Item 1.01 is incorporated herein by reference.

ITEM 9.01.                          FINANCIAL STATEMENTS AND EXHIBITS.

(a)           FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

In accordance with Item 9.01(a)(4), the Company intends to file financial statements required by Item 9.01(a) of Form 8-K by amendment not later than 71 calendar days after the date of this current report on Form 8-K.

(b)           PRO FORMA FINANCIAL INFORMATION

In accordance with Item 9.01(a)(4), the Company intends to file financial statements required by Item 9.01(b) of Form 8-K by amendment not later than 71 calendar days after the date of this current report on Form 8-K.

Forward-Looking Statements

This Current Report on Form 8-K, including its exhibits, contains forward-looking statements. Forward-looking statements typically are identified by use of terms such as “may,” “will,” “should,” “plan,” “expect,” “anticipate,” “intend,” “estimate” and similar words, although some forward-looking statements are expressed differently. Forward-looking statements represent our management’s judgment regarding future events. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, the Company can give no assurance that such expectations will prove to be correct. All statements other than statements of historical fact included in this Current Report on Form 8-K are forward-looking statements. The Company cannot guarantee the accuracy of the forward-looking statements, and you should be aware that the Company’s actual results could differ materially from those contained in the forward-looking statements due to a number of factors, including the statements under “Risk Factors” contained in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BLACK RAVEN ENERGY, INC.
Date: December 14, 2011

	By:	/s/ William F. Hayworth
William F. Hayworth, President